                       THE TURKISH INVESTMENT FUND, INC.

                 ---------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs              James W. Grisham
CHAIRMAN OF THE BOARD        VICE PRESIDENT
OF DIRECTORS                 Michael F. Klein
Warren J. Olsen              VICE PRESIDENT
PRESIDENT AND DIRECTOR       Harold J. Schaaff, Jr.
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
David B. Gill                SECRETARY
DIRECTOR                     Joanna M. Haigney
Graham E. Jones              TREASURER
DIRECTOR                     Belinda A. Brady
John A. Levin                ASSISTANT TREASURER
DIRECTOR
William G. Morton, Jr.
DIRECTOR

                 ---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Asset Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England
            --------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
            --------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
            --------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Investors Bank and Trust Company
89 South Street
Boston, Massachusetts 02111
(800) 342-8756
            --------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
            --------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

            --------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

             ------------------------------------------------------

                                      THE
                                    TURKISH
                                   INVESTMENT
                                   FUND, INC.

             ------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 1997
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the six months ended April 30, 1997, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value, of 7.60% compared to 29.41% for the MSCI Turkey Index (the "Index"). For the one year ended April 30, 1997, the Fund had a total return, based on net asset value per share, of 6.65% compared with 27.93% for the Index. For the period since the Fund's commencement of operations on December 5, 1989 through April 30, 1997, the Fund's total return, based on net asset value per share, was -41.89% compared with 18.59% for the Index. On April 30, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $5 5/8, representing a 3.8% discount to the Fund's net asset value per share.

While our top holdings such as Garanti Bank, Yapi Kredi Bank, Arcelik and Pinar Sut, representing almost thirty percent of our net assets, easily outpaced the Index this quarter, our overweight position in Eregli Demir Celik, the state-owned steel manufacturer, hurt the Fund this quarter. While we remain strongly enthused with the operating performance of the company, the political cloud hanging over the market had its effect, thus depressing the share price. Nevertheless, we remain overweight in the stock with the expectation that the company's improving financial position may become recognized by the market. Any improvement on the political front should also drive the stock as well as the broader market.

Having entered the new year with the lofty ambition of a privatization-driven balanced budget, the coalition government of Necmettin Erbakan -- as is so often the case in Turkey -- fell prey to the internecine vagaries of domestic Turkish politics. The latest political imbroglio concerns the military's growing concern with what it sees to be a creeping Islamicization of traditionally secular Turkish society. As the first avowedly Islamist party to rule Turkey in the past 25 years, Refah has been the lightning rod for the long-brewing concerns of secular institutions in Turkey.

Matters came to a head in early April when the military sent a list of demands to the Refah government highlighting key social and educational issues that it saw as too Islamist for its liking. Refah's partner, the always opportunistic Tansu Ciller, was quick to support the military and the result has been political gridlock. Refah has publicly agreed to the military's demands but will have difficulty in implementing them. Ciller's party, DYP, feels increasingly uncomfortable in the current coalition but with Ciller at the helm it has nowhere else to go. The current political problems are not new to those who have observed Turkey for many years. With the secular center left and center right parties split due to personal animosities, parties such as Refah with a solid if none-too-overwhelming 22% share of the political pie are able to slip though the cracks. 22% does not a mandate make and Refah's admittedly ham-handed attempts to push its social agenda have backfired, causing it to lose much of the non-Islamist protest support that has helped it in the recent past.

However, dismal politics have disguised a surprisingly robust economic performance of late. Growth of 7.9% in 1996 is likely to slow only marginally in 1997 and we should expect a figure of around 5%. Consumption and investment remain buoyant, driven to a large degree by the 30% decrease in real interest rates at the beginning of the year. While the equity market has sold off on politics, the bond market has remained resilient as the government's borrowing requirement over the next six months remains benign. Smartly, the government took advantage of the strong bond market to refinance much of its domestic debt at lower rates with longer maturities. Traditionally, it has been short-term borrowing resulting in high interest costs that have driven budget deficits; for the next six months this will not be the case.

On the privatization front, the progress remains gradual. The government has raised close to $1 billion this year through a series of small sell-offs and continues to work on the larger issues. Reserves remain healthy at $15.4 billion and, surprisingly, in light of the strong domestic economy, import growth has been negligible of late. For Turkey's always vulnerable current account deficit this is an important development; rampant import growth has been the chief cause of past spiraling deficits. For 1997 we forecast a current account deficit of 4% or so of GDP -- a manageable figure given the strong invisibles and capital inflows. Perhaps most importantly with regard to macro-economic maintenance has been the Central Bank's ability to keep a lid on monetary growth, a notable achievement given the always-present political pressures it faces. Much like Turkish corporates we have begun to see mid-level technocrats at the Treasury and Central Bank succeed in distancing themselves from day-to-day politics to keep a firm management grip on the ever-daunting challenges that they face. This evolution should not be underestimated: during the past financial crises in Turkey we saw policy errors at the top flowing down to the bottom. Currently this is not the case. When the political situation does start to improve, the economic fundamentals will, for the most part, be in place.

We remain overweight Garanti and Yapi Kredi Bank, the two best managed private sector banks in the market. Pinar Sut, a rapidly growing food and dairy producer, has seen its share in the Fund increase dramatically this quarter due to capital appreciation. In recognition of the strong demand in the commercial vehicles market we have added two new companies to this sector: Anadolu Isuzu and Otosan.

Sincerely,

           [SIGNATURE]

Warren J. Olsen
PRESIDENT AND DIRECTOR

      [SIGNATURE]

Marianne L. Hay
SENIOR PORTFOLIO MANAGER

        [SIGNATURE]

Landon Thomas
PORTFOLIO MANAGER

May 1997

The Turkish Investment Fund, Inc.
Investment Summary as of April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                          TOTAL RETURN (%)
                        ------------------------------------------------------------------------------------
                             MARKET VALUE (1)          NET ASSET VALUE (2)               INDEX (3)
                        --------------------------  --------------------------  ----------------------------
                                         AVERAGE                     AVERAGE                       AVERAGE
                         CUMULATIVE      ANNUAL      CUMULATIVE      ANNUAL       CUMULATIVE       ANNUAL
                        --------------------------  --------------------------  ----------------------------
FISCAL YEAR TO DATE            7.22%           --          7.60%           --          29.41%            --
ONE YEAR                       0.23          0.23%         6.65          6.65%         27.93          27.93%
FIVE YEAR                     -6.13         -1.26         14.61          2.77          81.72          12.69
SINCE INCEPTION*             -44.13         -7.56        -41.89         -7.07          18.59           2.33

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION
A BAR GRAPH PRESENTING FUND TOTAL RETURN AND INDEX TOTAL RETURN, AS LISTED BELOW, IS REFLECTED HERE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  YEARS ENDED OCTOBER 31:
                                                                                                           SIX MONTHS
                                                                                                             ENDED
                                                                                                           APRIL 30,
                               1990*      1991       1992       1993       1994       1995       1996         1997
Net Asset Value Per Share       $12.78      $5.16      $4.69      $9.41      $4.89      $5.93      $5.57         $5.85
Market Value Per Share           $9.38      $7.00      $6.00     $10.38      $6.88      $5.88      $5.38         $5.63
Premium/(Discount)              -26.6%      35.7%      27.9%      10.3%      40.7%      -0.8%      -3.5%         -3.8%
Income Dividends                 $0.03          -      $0.07      $0.04      $0.12          -      $0.12         $0.14
Capital Gains Distributions          -      $0.07      $0.17          -          -          -          -             -
Fund Total Return (2)           14.80%    -59.27%     -6.36%    102.39%    -47.61%     21.27%     -4.09%         7.60%
Index Total Return (3)          93.17%    -64.65%    -21.03%    156.26%    -45.26%     26.48%     -4.24%        29.41%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The MSCI Turkey Index is an unmanaged index of common stocks.
* The Fund commenced operations on December 5, 1989.

The Turkish Investment Fund, Inc.
Portfolio Summary as of April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            94.9%
Short-Term Investments        5.1%

--------------------------------------------------------------------------------
SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Appliances & Household Durables          5.6%
Automobiles                              4.4%
Banking                                  9.1%
Beverages & Tobacco                     12.4%
Building Materials & Components          8.5%
Financial Services                      10.2%
Food & Household Products                8.9%
Merchandising                           11.5%
Metals - Steel                           6.1%
Transportation - Airlines                4.5%
Other                                   18.8%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                            PERCENT OF
                                            NET ASSETS
                                           ------------
       1.  Yapi Kredi Bankasi                     9.1%
       2.  Turkiye Garanti Bankasi                8.3
       3.  Migros                                 7.1
       4.  Pinar Sut                              6.9
       5.  Eregli Demir Ve Celik                  6.1

                                            PERCENT OF
                                            NET ASSETS
                                           ------------
       6.  Arcelik                                5.6%
       7.  Ege Biracilik                          4.6
       8.  Usas Ucak Servisi                      4.5
       9.  Carsi Buyuk Magazacilik                4.4
      10.  Turk Sise Ve Cam Fabrikalari           4.3
                                                -----
                                                 60.9%
                                                -----
                                                -----

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS (UNAUDITED)
---------

APRIL 30, 1997

                                                                    VALUE
                                                    SHARES          (000)
----------------------------------------------------------------
-------------
TURKISH COMMON STOCKS (95.3%)
(Unless otherwise noted)
--------------------------------------------------
----------
APPLIANCES & HOUSEHOLD DURABLES (5.6%)
  Arcelik                                       19,268,000   U.S.$  2,309
                                                            -------------
----------------------------------------------------------------
-------------
AUTOMOBILES (4.4%)
  Anadolu Isuzu                                  1,600,000            814
  Otosan Otomobil                                2,140,000            995
                                                            -------------
                                                                    1,809
                                                            -------------
----------------------------------------------------------------
-------------
BANKING (9.1%)
  Yapi Kredi Bankasi                            89,150,000          3,748
                                                            -------------
----------------------------------------------------------------
-------------
BEVERAGES & TOBACCO (12.4%)
  Ege Biracilik                                  6,913,350          1,887
  Erciyas Biracilik                              7,012,000            582
  Guney Biracilik Ve Malt Sanayii               20,195,000          1,370
  Turk Tuborg                                   34,377,000          1,255
                                                            -------------
                                                                    5,094
                                                            -------------
----------------------------------------------------------------
-------------
BROADCASTING & PUBLISHING (1.6%)
  Sabah                                         61,145,000            643
                                                            -------------
----------------------------------------------------------------
-------------
BUILDING MATERIALS & COMPONENTS (8.5%)
  Goltas Cimento                                 7,915,000          1,751
  +Turk Sise Ve Cam Fabrikalari                 16,165,000          1,759
                                                            -------------
                                                                    3,510
                                                            -------------
----------------------------------------------------------------
-------------
FINANCIAL SERVICES (10.2%)
  Global Menkul Degerler SA                     42,794,000            718
  Global Securities Private Placement            4,585,000             77
  Global Securities Services, Inc. Ltd.
    (New)                                            1,360             --@
  Turkiye Garanti Bankasi                       58,525,000          3,238
  Turkiye Garanti Bankasi GDS                       30,000            171
                                                            -------------
                                                                    4,204
                                                            -------------
----------------------------------------------------------------
-------------
FOOD & HOUSEHOLD PRODUCTS (8.9%)
  Kerevitas Gida                                 6,402,725            326
  Konfrut Gida                                   5,978,000            529
  +Pinar Sut                                    51,793,500          2,827
                                                            -------------
                                                                    3,682
                                                            -------------
----------------------------------------------------------------
-------------
FOREST PRODUCTS & PAPER (2.0%)
  +Kartonsan                                     9,070,000            836
                                                            -------------
----------------------------------------------------------------
-------------
INSURANCE (3.3%)
  Gunes Sigorta                                 19,950,000          1,368
                                                            -------------

----------------------------------------------------------------
-------------

                                                                    VALUE
                                                    SHARES          (000)

----------------------------------------------------------------
-------------
MERCHANDISING (11.5%)
  Carsi Buyuk Magazacilik                        4,140,000   U.S.$  1,832
  Migros                                         2,880,000          2,921
                                                            -------------
                                                                    4,753
                                                            -------------
----------------------------------------------------------------
-------------
METALS -- STEEL (6.1%)
  Eregli Demir Ve Celik                         25,600,000          2,502
                                                            -------------
----------------------------------------------------------------
-------------
MULTI-INDUSTRY (1.5%)
  Alarko Holding                                 4,537,200            627
                                                            -------------
----------------------------------------------------------------
-------------
TELECOMMUNICATIONS (3.1%)
  Netas Telekomunik                              4,650,000          1,286
                                                            -------------
----------------------------------------------------------------
-------------
TEXTILES & APPAREL (2.6%)
  Bossa                                         15,147,000          1,084
                                                            -------------
----------------------------------------------------------------
-------------
TRANSPORTATION -- AIRLINES (4.5%)
  Usas Ucak Servisi                                825,000          1,856
                                                            -------------
----------------------------------------------------------------
-------------
TOTAL TURKISH COMMON STOCKS
  (Cost U.S. $39,444)                                              39,311
                                                            -------------
----------------------------------------------------------------
-------------

                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.0%)
  (Interest Bearing Demand Account)
    Turkish Lira (Cost U.S. $396)         TRL   53,097,679            391
                                                            -------------
----------------------------------------------------------------
-------------
SHORT-TERM INVESTMENT (4.1%)
REPURCHASE AGREEMENT (4.1%)
  Chase Securities, Inc., 5.15%, dated
   4/30/97, due 5/1/97, to be
   repurchased at U.S. $1,703,
   collateralized by U.S. $1,705 U.S.
   Treasury Note, 6.25%, due 4/30/01,
   valued at U.S. $1,742 (Cost U.S.
   $1,703)                                U.S.$      1,703          1,703
                                                            -------------
----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                    AMOUNT         AMOUNT
                                                     (000)          (000)
--------------------------------------------------------
------------
TOTAL INVESTMENTS (100.4%)
  (Cost U.S. $41,543)                                        U.S.$ 41,405
                                                            -------------
----------------------------------------------------------------
-------------
OTHER ASSETS (0.9%)
  Dividends Receivable                    U.S.$        314
  Receivable for Investments Sold                       28
  Other Assets                                          16            358
                                          ----------------  -------------
----------------------------------------------------------------
-------------
LIABILITIES (-1.3%)
  Payable for:
    Investments Purchased                             (301)
    Shareholder Reporting Expenses                     (62)
    Investment Advisory Fees                           (35)
    Professional Fees                                  (33)
    Custodian Fees                                     (30)
    Directors' Fees and Expenses                       (16)
    Administrative Fees                                 (9)
  Other Liabilities                                    (28)          (514)
                                          ----------------  -------------
----------------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 7,046,430 issued and outstanding
    $0.01 par value shares (30,000,000 shares
    authorized)                                             U.S.$  41,249
                                                            -------------
                                                            -------------
----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                    U.S.$   5.85
                                                            -------------
                                                            -------------
----------------------------------------------------------------
-------------
AT APRIL 30, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
  Common Stock                                               U.S.$     70
  Capital Surplus                                                  78,780
  Undistributed Net Investment Income                                 520
  Accumulated Net Realized Loss                                   (37,985)
  Unrealized Depreciation on Investments and
    Foreign Currency Translations                                    (136)
                                                            -------------
----------------------------------------------------------------
-------------
TOTAL NET ASSETS                                             U.S.$ 41,249
                                                            -------------
                                                            -------------
----------------------------------------------------------------
-------------

  +  Non-income producing.
  @  Value is less than $500.
GDS  Global Depositary Shares.
     April 30, 1997 exchange rate -- Turkish Lira (TRL) 135,580 = U.S.$1.00

    The accompanying notes are an integral part of the financial statements.

                                                                                                 SIX MONTHS
                                                                                                    ENDED
                                                                                               APRIL 30, 1997
STATEMENT OF OPERATIONS (UNAUDITED)                                                                 (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends...............................................................................  U.S.$      896
    Interest................................................................................              57
---------------------------------------------------------------------------------------------------------------
      Total Income..........................................................................             953
---------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees................................................................             207
    Administrative Fees.....................................................................              53
    Custodian Fees..........................................................................              45
    Professional Fees.......................................................................              36
    Shareholder Reporting Expenses..........................................................              32
    Annual Meeting and Proxy Expenses.......................................................              26
    Directors' Fees and Expenses............................................................              14
    Transfer Agent Fees.....................................................................              10
    Other Expenses..........................................................................              10
---------------------------------------------------------------------------------------------------------------
      Total Expenses........................................................................             433
---------------------------------------------------------------------------------------------------------------
          Net Investment Income.............................................................             520
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold..............................................................             (24)
    Foreign Currency Transactions...........................................................             (58)
---------------------------------------------------------------------------------------------------------------
          Net Realized Loss.................................................................             (82)
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments.............................................................           2,503
    Depreciation on Foreign Currency Translations...........................................              (6)
---------------------------------------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation....................................           2,497
---------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation..................           2,415
---------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................  U.S.$    2,935
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                                                                                     SIX MONTHS
                                                                                                                        ENDED
                                                                                                 YEAR ENDED        APRIL 30, 1997
                                                                                              OCTOBER 31, 1996       (UNAUDITED)
STATEMENT OF CHANGES IN NET ASSETS                                                                  (000)               (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income...................................................................  U.S.$    1,217      U.S.$      520
    Net Realized Loss.......................................................................            (965)                (82)
    Change in Unrealized Appreciation/Depreciation..........................................          (1,929)              2,497
-----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations.........................          (1,677)              2,935
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...................................................................            (845)               (958)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
    Reinvestment of Distributions (3,318 and 3,346 shares, respectively)....................              19                  18
-----------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)...............................................................          (2,503)              1,995
Net Assets:
    Beginning of Period.....................................................................          41,757              39,254
-----------------------------------------------------------------------------------------------------------------------------------
    End of Period (including undistributed net investment income of U.S.$958 and U.S.$520,
     respectively)..........................................................................  U.S.$   39,254      U.S.$   41,249
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                 SIX MONTHS
                                    ENDED
                                  APRIL 30,                                YEAR ENDED OCTOBER 31,
SELECTED PER SHARE DATA AND         1997        -----------------------------------------------------------------------------
RATIOS:                          (UNAUDITED)        1996            1995            1994            1993            1992
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................     U.S.$5.57        U.S.$5.93       U.S.$4.89       U.S.$9.41       U.S.$4.69       U.S.$5.16
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income.........          0.07             0.17            0.13            0.07            0.22            0.18
Net Realized and Unrealized
 Gain (Loss) on Investments...          0.35            (0.41)           0.91           (4.47)           4.54           (0.41)
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment
      Operations..............          0.42            (0.24)           1.04           (4.40)           4.76           (0.23)
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.....         (0.14)           (0.12)             --           (0.12)          (0.04)          (0.07)
    Net Realized Gains........            --               --              --              --              --           (0.17)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions.......         (0.14)           (0.12)             --           (0.12)          (0.04)          (0.24)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.......................     U.S.$5.85        U.S.$5.57       U.S.$5.93       U.S.$4.89       U.S.$9.41       U.S.$4.69
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF
 PERIOD.......................     U.S.$5.63        U.S.$5.38       U.S.$5.88       U.S.$6.88      U.S.$10.38       U.S.$6.00
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value..............          7.22%**         (6.58)%        (14.55)%        (33.19)%         74.34%         (11.69)%
    Net Asset Value (1).......          7.60%**         (4.09)%         21.27%         (47.61)%        102.39%          (6.36)%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
 (THOUSANDS)..................   U.S.$41,249      U.S.$39,254     U.S.$41,757     U.S.$34,447     U.S.$66,258     U.S.$32,957
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average
 Net Assets...................          1.99%*           2.07%           1.91%           2.16%           2.04%           2.55%
Ratio of Net Investment Income
 to Average
 Net Assets...................          2.39%*           3.23%           2.18%           1.03%           3.20%           3.00%
Portfolio Turnover Rate.......            22%              60%             48%             68%             46%             28%
Average Commission Rate (2)...   U.S.$0.0003      U.S.$0.0003             N/A             N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------
 * Annualized.
 ** Not Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.
(2) Beginning with fiscal year 1996, the Fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged. For the year ended October 31, 1996, and the six months ended April
    30, 1997, the average commission rates paid on trades on which commissions were charged were 0.31% and 0.33%, respectively, of the trade amounts.

    The accompanying notes are an integral part of the financial statements.

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
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1997

---------

    The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all securities listed on the Istanbul Stock Exchange are valued at the last quoted sales price. Unlisted securities and listed securities not traded on valuation date for which market quotations are readily available are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Securities purchased with remaining maturities of sixty days or less are valued at amortized cost, if it approximates the market value. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    Capital  surplus  undistributed net  investment  income and  accumulated net
    realized  loss  have  been  adjusted  for  prior  year  permanent   book-tax
    differences.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4.  FOREIGN CURRENCY  TRANSLATION:   The  books  and  records of  the  Fund  are
    maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

      - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid.

    Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for foreign currency transactions and securities designated as "passive foreign investment companies" for tax purposes.

B. Morgan Stanley Asset Management Inc. and Morgan Stanley Asset Management Limited (collectively the "Advisers") provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisers are paid a total fee computed weekly and payable monthly at an annual rate of .95% of the Fund's first $50 million of average weekly net assets, .75% of the next $50 million of average weekly net assets and .55% of average weekly net assets in excess of $100 million.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Advisers, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custody fees are payable monthly based on assets under custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. For the six months ended April 30, 1997, the Fund incurred custodian fees of $40,777 with the International Custodian, of which $27,600 was payable to the International Custodian at April 30, 1997. The Chase Manhattan Bank serves as custodian for the Fund's assets held in the United States.

E. During the six months ended April 30, 1997, the Fund made purchases and sales totaling $9,402,712 and $9,893,667, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At April 30, 1997, the U.S. Federal income tax cost basis of securities was $41,147,000 and accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $133,000, of which $8,379,000 related to appreciated securities and $8,512,000 related to depreciated securities. At October 31, 1996, the Fund had capital loss carryforwards totaling approximately $37,903,000 available to offset future capital gains of which $16,949,000, $17,764,000, $2,484,000 and $706,000 will expire on October 31, 2000, 2001, 2002, and 2004, respectively. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

F. A substantial portion of the Fund's net assets consists of equity securities and currency denominated in Turkish lira which may subject the Fund to investment risks not normally associated with investing in securities of U.S. corporations, including volatility and illiquidity of the Turkish securities markets and fluctuation in the value of the Turkish lira against the U.S. dollar which are influenced in part by the high inflation rate in Turkey.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at April 30, 1997 totaled $15,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During the six months ended April 30, 1997 the Fund incurred $5,320 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Investors Bank and Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.
    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.
    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                                The Turkish Investment Fund, Inc.
                                Investors Bank and Trust Company
                                Dividend Reinvestment and Cash Purchase Plan
                                P.O. Box 1537
                                Boston, MA 02205
                                1-800-342-8756

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